UNITED STATES DISTRICT COURT
                       NORTHERN DISTRICT OF GEORGIA
                             ATLANTA DIVISION

SECURITIES AND EXCHANGE
COMMISSION,

 Plaintiff                                  CIVIL ACTION

                                            NO. 1:98-CV-803-RWS
 INTERNATIONAL HERITAGE, INC.,
 STANLEY H. VAN ETTEN, CLAUDE W.
 SAVAGE, LARRY G. SMITH
 INTERNATIONAL HERITAGE
 INCCRPORATED, a Nevada corporation,
 Defentants.

     Pursuant to Sections 20 (b) and 20 (d) of the Securities Act and Sections 21 (d) and 21 (c) ofthe Exchange Act, the Securities and Exchange Commission brought this aciion for injunctive and other equitable relief, alleging various violations of the securities laws. This case is before the Court on the Commission's Motion for Preliminary Injunction. After conducting a hearing and reviewing the entire record, this Court enters the following Order.

                            I. FINDINGS OF FACT

     On March 16, 1998, the Commission sought and obtained a temporary restraining order against Defendants. The Commission has alleged Defendants engaged in the sale of securities without filing a registration statement with the Commission, Defendants made misreprestations and material omissions connection with the sale of securities, and Defendants knowingly misrepresented International Heritage's financial condition and concealed the fact that International Heritage [hereinafter referred to as "IHI"] was operating a pyramid scheme. The Commission also alleged the Form 8-K filed with the Commission by IHI contained misrepresentations concerning the nature of IHI's business and concealed the fact that IHI was operating a pyramid scheme. The Commission requests that the Court enter a prelirnmary injunction enjoining all Defendants, their officers, agents, and employees from violating Sections 5 (a), 5 (c) and 17 (a) of the Securities Act and Section 10 (b) of the Exchange Act and Rule lOb-5. The Commission also requests that the Court enjoin IHI and Defendant Van Etten from violating Sections 10 (b) and 15 (d) of the Exchange Act and Rules lOb-5 ant 15d-11.
     IHI contends it is a multi-level marketing firm engaged in the sale of products such as jewelry, recreational equipment and collectible items. IHI was founded by Claude W. Savage, Larry G. Smith and Stanley H. Van Etten in April of 1995. Defendant Van Etten is Chairman of the Board of Directors, President and Chief Executive Officer of IHI.(1) Defendants Claude Savage and Larry G. Smith are directors of IHI.(2) Defendants Savage and Smith were previously associated with Gold Unlimited, a multi-level marketing firm which had gone out of business.
     Defendant Van Etten presently owns Mayflower Capital, a broker dealer licensed by the National Association of Securities Dealers and the Securities Exchange Commission. Defendant Van Etten is also a shareholder and manager of Mayflower Venture Capital Fund, a one million dollar venture capital fund used to invest in start-up companies.
----------------------------
     (1) On March 6, 1998, IHI entered into a reverse merger with Kara International Inc., and on March 9, 1998, Defendant Van Etten became Chairman of the Board, President and Chief Executive Officer of International Heritage Incorporated, formerly Kara International Inc.

     (2) Both Defentants Savage and Smith are also presently directors of Heritage Incorporated.
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
     Between July 17, 1997 and October 31, 1997, IHI notes were sold in a non-public offering. In connection with the sale of these notes, IHI disclosed to investors that it had suffered increased losses between May l, 1997 and August 20, 1997.
     IHI starlet with a small number of independent retail sales representatives. The initial independent sales representatives earned commissions by selling products through their own retail sales organizations.(3) Prior to March 18, 1998, an individual could join IHI and sell products at retail puce for a profit, purchase products for personal use or earn out products by applying commissions earned from sales toward the purchase of a product.(4) The earn-out option required execution of a Retail Business Agreement, or "RBA." An RBA was always initially filled out as an earn-out. Regardless of the option chosen, all sales representatives were required to purchase a Retail Business Career kit for $100. Under the earn-out option, a participant executed a RBA and paid $250 toward the purchase of a product.(5) As stated in the IHI manual, the RBA had a cash value of $250.
     One of IHI's slogan's was, "Open...Create...Certify....Duplicate." With the execution of an RBA, the representative earned 200 points, or what the company referred to as "Retail Sale Business Volume." Executing a RBA would effectively open a "Retail Business Center." A business center was a position in IHI's computer tracking system for the recording of Retail Sales
----------------------------
     (3) All representatives were required to submit an application.
      (4) Although IHI constantly updates its marketing materials, the Retail Business Career Kit received by the Commission in September of 1997 contained materials with the latest revision date of October, 1996.
      (5) However, it was possible for an IHI participant to enroll and make no payment other than $100 for the Career kit.
----------------------------

Business Volume or RSBV.(6) Through March 8, 1998, approximately 90% of the business centers were certified through an RBA. A business center also served as a necessary component in the creation of a business organization; a business organization consisted of a group of sales representatives. Participants had the option of opening one, three or seven business centers.(7) The incentive for multiple centers was to sponsor more business organizations. A participant could not earn more than $2200 per week with a single business center. Therefore, if a participant wanted more money, he had to open more business centers.
     IHI conducted regular regional training events for sales representatives. To attract new representatives, present representatives would conduct weekly opportunity meetings outlining the program. Representatives would explain IHI's bilateral system as requiring sales represantatives to develop a business organization on the left and right in order to earn money. This process was referred to as "duplication." Under IHI's old program, the only way to become a sales representative was by sponsorship through another sales representative. No more than two sales representatives could be sponsored directly under one business center.
     The establishment of business centers and the accumulation of RSBV were also mechanisms for calculaing override commission. Override commissions were commissons on sales made by other sales representatives within a business organization. In order to earn override
-------------------------------
     (6) With the buyout option, the representativre had 60 days to pay IHI the balance of the cost of the product ordered with the execution of the Retail Business Agreement. With the cash out option the representative had 60 days to recover his $250 deposit back. However, the cash out option was not available if the representative had earned 1200 Retail Sales Business Volume.
     (7) The cash-out option was not available to representatives who had purchased three or seven business centers. The cost of seven centers was $1850; this payment could be made with a credit card.
--------------------------------
commissions, a sales representative was required to ceritfy his retail business center by accumulating a minimum of 200 RSBV. Under the earn-out option, initial certification was accomplished by payment of $250 toward the purchase of a product order. With the $250 payment and product order, 200 RSBV was credited to the business center and to each business center above it in the retail sales organization, regardless of whether the product was ever actually purchased or "earned out." If the product was earned in its entirety, the product was delivered to the representative. Representatives did not have the option of receiving a commission check in lieu of the product ordered upon execution of the RBA.
     Commissions were earned according to preset RSBU achievement levels. Once a sale representative had accmulated a total of at least 1,200 RSBV on each side of his sales organization, the representative would receive a $500 product or commision. This process resulted in Level One certification. For Level Two certification, a reprecentative had to accumulate 2400 RSBV on each side; for Level Three, 3600 RSBV on each side. Each additional level of certification entitled the representative to an additional $500 product or commission. After Level Three certification was accomplished, a representative's RSBV total was cleared. However, that representative would receive a "free" business center which could be used to replace a business center in the representative's business organization. This free business was referred to as a Development Certificate. Also, after Level Three certification, a representative could earn a $700 commission bonus if two representatives, one on each side of his organization earned 3600 RSBV within two commission periods. A sales representative could not earn override commissions unless RSBV was migrating upward. To facilitate migration of RSBV, also required representatives who had achieved the first level of earnings to recertify their business centers every 13 weeks. Recertification was accomplished by purchasing products or executing more RBA's.(8) If a representative sponsored a new representative who certified a business center, each business center above the new representative would receive 200 RSBV.

     Although IHI contends that it is a product driven company, the facts demonstrate that across the board, selling products was not IHI's primary operation. As of April, 1997, there were 192 IHI representatives in the Macon, Georgia area. All 192 representatives were on IHI's product ship list for that area. However, only three individuals listed on the shipping list were not listed as IHI representatives. Testimony from the receiver's accountant indicated that approximately 90% of the total sales revenue of IHI comes from establishing or recertifying business centers. Participants testified that at IHI meetings there was little discussion of products and prospective participants were told they coule earn money faster through recruitment. They understood that in order to make money in IHI they only had to recruit two people. The witnesses understood that their sales organization would grow through duplication. The fortunes of IHI investors were inextricably tied to the success of the efforts of IHI promoters. Furthermore, of the 569,440 total product orders since IHI's inception, 288,418 orders have not been filled.
     As to the old plan, IHI's regulatory history is not unblemished. In the spring of 1997, North Carolina's Attorney General's office began an investigation of IHI operations. On June 3, 1991, Defendants entered into an agreement with the State of North Carolina requiring 70% of all North Carolina sales revenue to be retail sales to persons not connected to IHI or its participants.
----------------------------------
     (8) A representative could have a maximum of three outstanding RBA's per business center.
----------------------------------

In March of 1997, Georgia's Attorney General's office began an investigation of IHI operations. On February 4, 1998, the Georgia Fulton County Superior Court entered an order of assurance of voluntary compliance. In this order, Defendants agreed to a requirement of 50% non-partcipant sales prior to payment of any commissions or dividends. IH1 is presently in compliance with both agreements.
     While Defendants contend the new plan does not involve the sale of securities, the new plan contains some of the same aspects of the old plan. Under the new plan, a retail business center is "qualified" rather than "certified;" although the cost and RSBV requirements are not the same, the process is the same. Requalification is still required every 13 weeks, and requalification is necessary to earn override commissions. However, a representative must also select additional bonus products to be earned out to requalify a business center. To broaden IHI,s program, another compensation plan was developed, the Flex-Level Compensation Plan. This plan uses PV or personal volume rather than RSBV to calculate earnings and assign value to products. Although the alternative compensation plan entitles a representative to "Personal Volume Rebate Commission[s]," this term is not defined in the manual. Retail Sales Organization RSO's still exist and sponsorship is still the only method of developing RSO's. In both plans, representatives can earn development bonuses and development certificates by similar methods described above.
The new plan does not include the RBA or a $250 deposit.

                           II. CONCLUSION OF LAW

     The issue before the Court is whether Defendants have violated federal securities laws warranting an exercise of this Court's equitable jurisdiction. Before the Court may issue a preliminary injunction, the Commission must demonstrate by a preponderance of the evidence that there is reasonable likelihood that Defendants are engaged or about to engage in practices that violate federal securities laws. S.E.C. v First Financial Group of
Texas. 645 F.2d 429 (5th Cir. Unit A May 1981).(9) The Commission may make such a showing by submitting proof of past substantive violations that indicate a reasonable likelihood of future substantive violations. Id, In determining whether to issue an injunction, the Court must consider the egregiousness of the defendant's actions, the isolated or recurrent nature of the infraction, the degree of scienter involved, the sincerity of the defendant's assurances against future violations, the defendant's recognition of the wrongful nature of his conduct, and the likelihood that the defendant's occupation will present opportnities for future violations. S.E.C. v Carriba Air, Inc, 681 F.2d 1318, 1322 (11th Cir. 1982). With such an inquiry, the Court is required to view all evidence in a light most favorable to the Commission, and the Commission is entitled to all reasonable inferences. S.E.C. v. Blatt, 583 F.2d 1325 (5th Cir. 1978).
     Before proceeding on the merits of the Commission's requests for relief, the Court must first determine whether Defendants have engaged in the offer and sale of "securities" under the terms of the Securities Act and the exchange Act. The Commission argues the "security" involved in the case at bar can be characterized as an "investment contract."(10) As stated by the
---------------------------------
      (9) S.E.C. v. Carriba Air, Inc., 681 F.2d 1318, 1324 n.7 (Eleventh Circuit bound by Fifth Circuit decisions handed down prior to close of business on September 30, 1981 unless and until the Eleventh Circuit speaks en banc to the issue presented).
     (10) According to 15 U.S.C. Section 78c (a) (10) of the Exchange Act, the term "security" means "any note, stock, treasury stock, bond, debenture, certificate of interest or partcipation in any profit-sharing agreement..., or any ...transferable share, investment contract...; or any certificate of interest or paricipation in, temporary or interim certificate for, receipt for, or warrant or right to subscribe to or purchase any of the foregoing[.]" The Securities Act contains a similar definition found at 15 U.S.C. Section 77b (l). The Supreme Court has held that the two definitions are virtually identical. Tchereonin v Knight. 389 U.S. 332, 335-36, 88 S.Ct. 548, 552-53, 10
L.E.2d 564(1967). See also United American Bank of Nashville v. Gunter et al., 620 F.2d 1108, 1114 (5th Cir. July 1980).
---------------------------------
Supreme Court in S.E.C. v. W. J. Howey 328 U.S. 293, 299, 66 S.Ct. 1100, 1103,
90 L.Ed. 1244 (1946). "An investment contract for purposes of the Securities Act means a contract, transaction or scheme whereby a person invests his money in a common enterprise and is led to expect profits solely from the efforts of the promoter or a third party." See also Tcherepin et al. v. Knight et al., 389 U.S. 332, 338, 88 S.Ct. 548, 554, 19 L.E.2d 564 (1967) (the test for an investment contract under the Exchange Act is whether the scheme involves an investment of money in a common enterprise with profits to come solely from the efforts of others) and United Housing Foundation, Inc. v. Forman, 421 U.S. 837, 95 S.Ct. 2051, 44 L.E.2d 621 (1975).
     The Commission contends Defendants, offer and sale of business center interests are investment contracts and thus securities. While it is clear participants in IHI's old program made an investment of money in a common enterprise,(11) Defendants argue the third prong of the Howey test has not been met. In S.E.C. v. Koscot Interplanetary Inc,. the Eleventh Circuit Court of Appeals expressly adopted the view of the Ninth Circuit and held an investment contract exists when "the efforts made by those other than the investor are the undeniably significant ones, those essential managerial efforts which affect the failure or success of the enterprise." 497 F.2d 473, 418 - 479 (5th Cir. 1974). See also Eberhardt v. Waters. 901 F.2d 1578 (11th Cir. 1990)(where
------------------------------
       (11)    In S.E.C. v Koscot Interplanetary Inc. 497 F.2d 473 (5th Cir.
1974), the Court of appeals held "the requisite commonality [of an enterprise] is evidenced by the fact that the fortunes of all investors are inextricably tied to the efficacy of the [business organization's] meetings and guidelines on recruiting prospects and consummating a sale while the fact the an investor's return is independent of that of other investors in the operation is not decisive." The Court of Appeals' analysis of the second prong focused on the uniformity of impact of the promoter's efforts.
------------------------------
third prong of Howey was satisfied even where profits were not derived "solely" from the efforts of others but were also derived from insubstantial efforts of the investor). In the case at bar, upper-level management of IHI implemented widespread promotional programs which included live conferences, telephone conferences, meetings, and training events. The Retail Sales Career Kit purchased by each representative included brochures, video presentations, audio cassettes, and flip chart presentations which explained IHI's marketing program and were used to advertise IHI's program to prospective participants. An IHI representative only had to find a listening ear, while IHI promoters retained immediate control over the managerial conduct of the enterprise. Representatives only had to find two recruits. Representatives testified that they understood their sales organization would group simply by duplication. After finding two recruits, investors would profit by the geometric progression of the process of recruitment, and the success of a representative's investment was inextrcably tied to the efforts of IHI promoters. Therefore, this Court concludes the IHI program involved the offer and sale of securities.
     Section 5 of the Securities Act prohibits the sale of securities by the use of instrumentalities of interstate commerce without the filing of a registration statement.(12) To establish a violation of this provision of the Act, the Commission must make a prima facie showing that no registration statement was in effect as to the securities, that Defendants sold or
-------------------------------
     (12) 15 U.S.C Section 77e (a) provides, "Unless a registration statement is in effect as to a security, it shall be unlawful for any person, directly or indirectly to make use of any means or instruments of transportation or comnunication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise; or to carry or cause to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale." 15 U.S.C. Section 17e (c) is the provision that requires filing of a registration statement when securities are offered and sold.
-------------------------------
offered to sell the securities, and that interstate transportation or communication and mails were used. S.E.C. v. Continental Tobacco Co. of South Carolina 463 F.2d 137 (5th Cir. 1972).
     The Commission contends Defendants have been selling securities, since 1995 by using the mails, traveling, and other media including telephone conference calls without filing a registration statement. The Commission submitted undisputed evidence that defendants used the mails to send promotional sales materials to investors and used instrumentalities of interstate commerce such as telephones and travel to give sales meetings. The Commission also demonstrated that the use of instrumentalities of interstate commerce was for the purpose of the sale and offer of securities. The sale of business centers by the use of the RBA constitutes the sale of securities and Defendants failed to file a registration statement as to these securities. Therefore, Defendants violated Sections 5 (a) and (c) of the Securities Act.
     Several provisions of the Securities Act and the Exchange Act prohibit the use of any manipulative device in the sale of securities.(13) To prove violations under Sections 10 (b), Rule
--------------------------------
     (13) 15 U.S.C. Section 78j CD) provides,
     It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce or of the mails, or of any facility of any national securities exchange [t]o use or employ, in connection with the purchase or sale of any security registered on a national securities exchange or any security not so registered, any manipulative or deceptive device or contrivance in contravention of such rules and regulations as the Commission may prescribe as necessary or appropriate in the public interest or far the protection of investors.

Rule 10b-5 is found at 17 C.F.R Section 240.10b-5. This regulation provides, It shall be unlawful for any person, directly or indirectly, by the use of any means or instrumentality of interstate commerce, or of the mails or of any facility of any national securities exchange, (a) To employ any device, scheme, or artifice to defraud, (b) To make any untrue statement of material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or (c) To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in connection with the purchase or sale of any security.
-----------------------------------

10b-5 and 17(a)(1), the commission must establish that Defentants acted with seienter. Ernst & Ernst v. Hochfelder, 425 U.S. 185, 193-94 n.12 (1976); Aaron
v. S.E.C., 446 U S. 680, 100 S.Ct. 1945, 64 L.E.2d 611 (1980). The Commission
may demonstrate the existence of scienter by showing that Defendants engaged in knowing or intentional misconduct. Aaron, 446 U.S. at 695, 100 S.Ct. at 1955. In the Eleventh Circuit, scienter may also be established by showing that the defendant's conduct exhibited severe recklessness. Carriba Air. 681 F.2d at 1324.
     Defendants' old compensation plan which included the use of the RBA is comparable to the program found in Webster v. Omnitrition International, Inc., 79F. 3d 776 (9th Cir. 1996). Defendants exhibited at least severe recklessness in marketing and implementing the old program. Therefore, this Court concludes that Defendants violated Section 10 (b) of the Exchange Act, Rule 10b-5, and Section 17 (a)(1) of the Securities Act.

--------------------------------
17 C.F.R. Section 240.10b-5.
     Section 17 (a) ofthc Securities Act is found at 15 U.S C. Section 77q
(a) (1), which provides, "It shall be unlawful for any person in the offer or sale of any securities by the use of any means or instruments of transportation or communication in interstate commerce or by the use of the mails, directly or indirectly to employ any device, scheme, or artifice to defraud."
---------------------------------

     However, this Court declines to conclude that Defentants IHI and Stanley Van Etten violated Section 15 (d) of the Exchange Act or Rule 15d-11. At this point, there is an insuffient basis in the evidence to support a violation of either provision.
     Defendants contend IHI's program no longer includes the use of the Retail Business Agreement and prospective injunctive relief is not required. However, the new plan retains elements from the old plan (e.g., certification and recertification) which cause the Court concern about future violations. The nature of Defendants' past violations demonstrate the reasonable likelihood of future violations; therefore, preliminary injunctive relief is warranted. See Continental Tobacco, 463 F2d. at 162. See also S.E.C. v. Radio Hill Mines Co., Ltd., 479 F2d 4 (2nd Cir. 1973) (where court designed additional reporting requirements to insure compliance with a preliminary injunction against violations of the securities laws).
     For the aforementioned reasons, the Commission's Motion for Preliminary Injunction is GRANTED.

                           PRELIMINARY INJUCTION

     The Commission having demonstrated a reasonable likelihood of future violations by the defendants, it is herby ORDERED that:

                                    1.

     Until further order of this Court, defendant International Heritage, Inc. ("IHI"), its officers (as officers and in their individual capacities), agents, servants, employees, attorneys, and those persons in active concert or participation with them be, and they hereby are restrained from directly or indirectly:
     A. making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell any securities through the use of any prospectus or otherwise, unless and until a registration statement is in effect with the Commission as to such securities;
     B. carrying securities or causing them to be carried through the mails or in interstate commerce, by means or instruments of transportation, for the purpose of sale or delivery after sale, unless and until a registration statement is in effect with the Commission as to such securities;
     C. making use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy, through the use or medium of any prospectus or otherwise, any interest in securities, unless and until a registration statement is filed with the Commission as to such security is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section 8 of the Securities Act, 15 U.S.C. 77h, in violation of Sections (a) and 5 (c) of the Securities Act, 15 U.S.C. 77e(a) and 77e(c). Provided, however, that nothing in the foregoing portion of the preliminary injunction shall apply to any security or transaction which is exempt from the provisions of Section 5 of the Securities Act, 15 U.S.C. 77e.

                                    2.

     Until further order of this Court, defendant IHI, its officers (as officers and in their individual capacities), agents, servants, employees, attorneys and those persons, in active concert or participation with them, in connection with the purchase or sale or in the offer or sale of securities, by use of any means or instrumentality's of interstate commerce or any means or instruments of transportadon or communication in interstate commerce, or by the mails or any facility of any national securities exchange, be, and they hereby are restrained from directly or indirectly:

     (1)employing any device, scheme or artifice to defraud;
     (2)engaging in any act, practice or course of business which operates or would operate as a fraud or deceit upon any person;
     (3)obtaining money or property by means of any untrue statement of a material fact, or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
     (4)making any untrue statement of a material fact or omitting to State a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, in violation of Section 17(a) of the Securities Act, 15 U.S.C. 77q(a), Section 1O(b) of the Exchange Act, 15 U.S.C. 78j(b),
         and Rule lOb-5, 17 C.F.R. 240.10b-5, thereunder.

                                3.

     Until further order of this Court, defentant International Heritage Incorporation, a Nevada corporation, its officers (as officers and in their individual capacities), agents, servants, employees, attorneys and those persons in active concert or participation with them, be and hereby are restained from directly or indirectly filing reports with the Commission, on Form 8-K or otherwise, which are false and misleading or fail to disclose material facts necessary to make the statements made not mislesding, in violation of Section 15(d) of the Exchange Act, 15 U.S.C. 780(d), end Rule 15d-11, 17 C.F.R 240.15d-11.

                                4.

     Pending further order of this Court, defendant IHI, its officers (as officers and in their individual capacities), agents, employees, servants, attorneys, and all persons in active concert or participation with them, and each of them are restrained and enjorned from destroying, transferring or otherwise rendering illegible all books, records, papers, ledgers, accounting statements and other documents employed in any of such defendants' businesses, which reflect the business activities of any of the defendants, or which reflect the transactions described in the Commission's Complaint.

                                5.

     IT IS FURTHER ORDERED that Lloyd Whittaker is hereby appointed Monitor for IHI. The Monitor will periodically review the activities of IHI to assure IHI's complianee with this order and the federal securities laws. This review will be performed within thirty (30) days of this order and not less than quarterly thereafter. The Monitor will have full access to the offices, records and officers and employees of IHI except any information protected by an applicable privilege. IHI wil1 provide quarterly financial information to the Monitor in the form and as otherwise directed by the Monitor, and will submit any changes in its compensation plan to the Monitor for approval before implementing such changes. IHI will provide the Monitor with the names, addresses and phone numbers of any new representatives who are enrolled by IHI. IHI will also make available for review by the Monitor order forms for all products and services sold by IHI, which shall contain the name and address of the purchaser, the items purchased and the purchase price IHI shall not accept any orders which do not contain this information. The Monitor will periodically contact a sampling of such representatives and customers to determine if the IHI program is being presented in a way which is inconsistent with this order. The Monitor will report to the Court any conduct inconsistent with this Order. IHI shall be responsible for, and shall pay, the reasonable fees and costs incurred by the Monitor, including, but not limited to, professional fees.

                                6.

     IT IS FURTHER ORDERED that IHI will post a bond in the amount of $5 million unti1 further order of this Court, to ensure that at least that amount is available to satisfy any amounts that may be ordered paid by IHI in this proceeding. The specific conditions of such bond shall be set out in a separate order, which conditions are incorporated herein by reference.

                                7.

     IT IS FURTHER ORDERED that defendants Stanley H. Van Etten, Claude W. Savage and Larry G. Smith shall not leave their positions with IHI without prior leave of the Court.

                                8.

     IT IS FURTHER ORDERED that IHI shall not transfer its sales operation or representative networks to any other entity without prior leave of the Court.

                                9.

     IT IS FURTHER ORDERED that defendant Van Etten's monetary compensation as set out in the Employment Agreement between Van Etten and International Heritage, Inc. wil1 be reduced by fifty percent (50%) until further order of the Court.

                               10.

     IHI shall develop and submit to the Monitor a new compensation and marketing plan consistent with the terms of this order. Any future amendments to the plan shall also be submitted to the Monitor. The Monitor shall submit the plans to Plaintiff and the Court for review. The Monitor will review any plans submitted by IHI to assure compliance with this order and shall approve a plan only after determining that the plan complies with the terms of the Order and any applicable laws. After approval by the Monitor of a plan or amendment such plan or amendment can be implemented by IHI. IHI will not be required to await approval by the Court of such plans. No new sales representatives shall be approved by IHI until the new composition and marketing plan is approved by the Monitor. Notwithstanding the foregoing, the Court may, upon motion of any party or sua sponte issue a show cause order requiring IHI to appear before the Court and show that the plans are in compliance with the terms of the Order. In addition to seeking approval of the Monitor to the new plans, IHI may, before implementation of such plans, request that the Count review any new or amended plans to assure compliance with the terms of this Order.

                                     11.

     IT IS FURTHER ORDERED that IHI shall not permit any further use of the Retail Business Agreement, or any similar agreement which permits, as an aspect or part of the business operations, compensation plan, or marketing plan of IHI, sales representatives of IHI to make partial payments toward the purchase of a product or service in order to receive override commissions on the sale of products or services. However, IHI may continue to require a prospective sale representative to purchase a sales kit at a cost of $100.00, which costs shall be consistent with IHI's costs to provide the kit.

                               12.

     IT IS FURTHER ORDERED that IHI shall not requlre new or current sales represantatives of IHI to certify or recertify, through payment by the sales representative to IHI, in order to receive override commissions.

                               13.

     IT IS FURTHER ORDERED that IHI shall not accept payment for products or services without either delivering the product or services or making appropriate arrangements with a carrier, manufacturer, or supplier of that product or service to deliver the product or service to the purchaser of that product or service.

                               14.

     IT IS FURTHER ORDERED that IHI will give notice of this Order and its terms to representatives within thirty (3O) days, and will supply proof of this effort to the Monitor. IHI will provide notice of its Compensation Plan to all representatives within thirty (30) days of its approval, and will supply proof of this effort to the Monitor.

                               15.

     The Court finds that the Receiver, Lloyd Whittaker, has performed his duties in full and complete compliance with the terms of this Court's previous orders. The Receiver shall be relieved of his responsibilities upon the posting of the $5 million bond required to be posted by IHI under this Orter. Upon the posting of said bond, the Receiver's bond which has been filed with the Clerk of Court shall be discharged. Prior to the discharge of the Receiver, the Receiver is authorized to transfer the sum of $120,000.00 from IHI to the Trust Account of Kilpatrick Stockton, LLP, the Receiver's legal counsel, to be held for payment of the professional fees and expenses incurred by the Receiver, the Receiver's legal counsel, and the Receiver's financial consultant, in connection with the Receiver's duties and obligations during his tenure. However, such professional fees and expenses shall be paid only upon submission of appropriate applications for fees and expenses to the Court and upon the Court's approval of same to the extent that the amount of the Court approved professional fees and expenses are less than the amount reserved in the Trust Account, then the excess would be returned forthwith to IHI. To the extent that the amount of the Court approved professional fees and expenses are more than the amount reserved in the Trust Account, IHI shall be ordered forthwith to remit the deficiency to the Receiver.

                                    16.

     IT IS FURTHER ORDERED that, upon the posting of the $5 million bond by IHI, the officers and directors of IHI will have the authority to resume, and may resume, their responsibilities as officers and directors of IHI in accordance with the terms of this Order.

                                    17.

     IT IS FURTHER ORDERED that the orders entered by the Court in this Cause on March 16, 1998 and as subsequently modified on March 17, 1998, shall be vacated and modified in their entirety to conform with the terms of this Order upon the posting of the $5 mlllion bond by IHI.

                               18.

     IT IS FURTHER ORDERED that this Order shall not and does not constitute a securities or invesment related permanent or temporary injunction for purposes of any collateral effects or reporting requirements under state securities laws or self-regulatory organization rules, nor shall the existence of this Order restrict, limit, prohibit or disqualify the Defendants, or any affiliate of the Defendants, in any manner from (a) engaging in any lawful activity or practice pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisers Act of 1940, or the Commodity Exchange Act, and/or any rules or regulations promulgated thereunder, and/or any state securities and commodities laws (including with limitation, participating in offerings or availing themselves of exemptions including the Uniform Limited Offering Exemption, as and to the extent now or hereafter adopted), or (b) acting as an affliated person of any underwriter, broker, dealer, investment adviser, investment company, bank, insurance company, or other entity or person under any applicable federal or state insurance, securities, banking or commodities 1aw.

SO ORDERED this 3rd day of April, 1998.

                                              /s/RICHARD W. STORY
                                              United States District Judge